UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2007

THERMA-WAVE, INC.
(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26911 (Commission File Number)	94-3000561 (IRS Employer Identification No.)
1250 Reliance Way
Fremont, California 94539
(Address of principal executive offices)
Registrant’s telephone number, including area code: (510) 668-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 7.01. REGULATION FD
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT TABLE
EXHIBIT 2.1
EXHIBIT 4.1
EXHIBIT 10.1
EXHIBIT 99.1

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Merger Agreement
On January 7, 2007, Therma-Wave, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with KLA-Tencor Corporation, a Delaware corporation (“KLA-Tencor”) and Fenway Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of KLA-Tencor (“Merger Sub”).
Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub has agreed to make a cash tender offer for all of the issued and outstanding shares of (a) the Company’s common stock at a per share purchase price of $1.65, and (b) the Company’s Series B Convertible Preferred Stock at a per share purchase price of $1.65 per share of Company common stock into which a share of Series B Preferred Stock is convertible. As soon as practicable after the consummation of the tender offer, Merger Sub will merge with and into the Company and the Company will become a wholly-owned subsidiary of KLA-Tencor (the “Merger”). In the Merger, the remaining stockholders of the Company, other than stockholders who have validly exercised their appraisal rights under the Delaware General Corporation Law, will be entitled to receive the $1.65 per share of common stock.
The Company’s Board of Directors has approved the Merger Agreement and unanimously recommends that its stockholders accept the tender offer.
The consummation of the tender offer and the Merger is subject to customary closing conditions, including regulatory approvals and, depending on the number of shares held by KLA-Tencor after its acceptance of the shares properly tendered in connection with the tender offer, approval of the Merger by the holders of the Company’s outstanding shares remaining after the completion of the tender offer may be required.
Execution of the Merger Agreement was announced in the Company’s press release dated January 8, 2007, which is being furnished to, but not filed with, the Securities and Exchange Commission as Exhibit 99.1 to this Form 8-K.
Tender and Support Agreement
Each of the directors and executive officers of the Company and the holders of the Company’s Series B Convertible Preferred Stock (collectively, the “Tender Agreement Stockholders”), in their respective capacities as stockholders of the Company, concurrently with the execution and delivery of the Merger Agreement, entered into a Tender and Support Agreement, effective as of January 7, 2007 (the “Tender and Support Agreement”), with KLA-Tencor, Merger Sub and the Company. Pursuant to the Tender and Support Agreement, each Tender Agreement Stockholder agreed, among other things, to tender its shares of capital stock of the Company in the tender offer and to vote such shares in favor of the Merger and against any alternative acquisition proposal. Furthermore, pursuant to the Tender and Support Agreement, the holders of the Company’s Series B Convertible Preferred Stock may be required to redeem outstanding warrants to purchase 1,560,000 shares of common stock of the Company in accordance with the terms of such warrants.
The Merger Agreement and the Tender and Support Agreement are attached hereto as Exhibits 2.1 and 4.1, respectively, and are incorporated herein by reference in their entirety. The foregoing descriptions of the Merger Agreement and the Tender and Support Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e) On January 8, 2007, the Company entered into retention bonus agreements with two of the Company’s named executive officers, Brian Renner and Raul Tan, pursuant to which the Company will pay, within one week after the effective time of the Merger, a retention bonus of $50,000 to each of Mr. Renner and Mr. Tan so long as such individuals are employees of the Company or any of its subsidiaries at the time of the closing of the Merger.
The form of the retention bonus agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference in its entirety. The foregoing description of the retention bonus agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements.
ITEM 7.01. REGULATION FD.
On January 8, 2007, the Company issued a press release announcing that the Company had entered into the Merger Agreement with KLA-Tencor.
The Company is furnishing the press release as Exhibit 99.1 to this Form 8-K. The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of January 7, 2007, by and among KLA-Tencor Corporation, Fenway Acquisition Corporation, and Therma-Wave, Inc.

4.1	Tender and Support Agreement, dated January 7, 2007, by and among KLA-Tencor Corporation, Fenway Acquisition Corporation, the Company, the directors and executive officers of the Company and the holders of Series B Convertible Preferred Stock of Therma-Wave, Inc.

10.1	Form of Retention Bonus Agreement, dated as of January 8, 2007, by and among Therma-Wave, Inc. and certain named executive officers.

99.1	Press release dated January 8, 2007

SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2007	THERMA-WAVE, INC.

/s/ Joseph J. Passarello

	Name:	Joseph J. Passarello
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT TABLE

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of January 7, 2007, by and among KLA-Tencor Corporation, Fenway Acquisition Corporation, and Therma-Wave, Inc.

4.1	Tender and Support Agreement, dated January 7, 2007, by and among KLA-Tencor Corporation, Fenway Acquisition Corporation, the Company, the directors and executive officers of the Company and the holders of Series B Convertible Preferred Stock of Therma-Wave, Inc.

10.1	Form of Retention Bonus Agreement, dated as of January 8, 2007, by and among Therma-Wave, Inc. and certain named executive officers.

99.1	Press release dated January 8, 2007